UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2021

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025 (Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 8.01 Other Events.

In connection with its partnership with the National Institute for Viral Disease Control and Prevention, Chinese Centre for Disease Control and Prevention, Beijing Youfeng International Consulting Co., Ltd and Beijing Guoxin Haixiang Equity Investment Partnership, Generex Biotechnology Corporation and its majority owned entity NuGenerex Immuno-Oncology, Inc., (collectively “Generex”) received $2,000,000 on April 22, 2021, from Beijing Youfeng Biological Technology Co. LTD (“YouFeng”) to provide necessary materials to YouFeng for its IND submissions to the Chinese National Medical Products Administration (China’s equivalent to the US Food & Drug Administration) to obtain approval in China for Generex’s Ii-Key SARS-CoV-2 coronavirus peptide vaccine.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2021

GENEREX BIOTECHNOLOGY CORPORATION

/s/Joseph Moscato

By: Joseph Moscato, CEO, President

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